UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2012

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-18655 (Commission File Number)	77-0218904 (IRS Employer Identification Number)

149 Commonwealth Drive

Menlo Park, CA, 94025
(Address of principal executive offices including zip code)

(650) 326-9400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.	3

Item 8.01 Other Events.	3

Item 9.01 Financial Statements and Exhibits.	3

SIGNATURES	4

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its February 9, 2012 meeting, the Board of Directors (the “Board”) of Exponent, Inc. (the “Company”) adopted an amendment to the Bylaws of the Company. The amendment took effect upon adoption by the Board, and the Board directed that the Bylaws be restated to incorporate the amendment (as so amended and restated, the “Amended and Restated Bylaws”).

The amendment to the Bylaws that was adopted by the Board is a revision to Section 3.3 (Election of Directors). Section 3.3 was revised to effect majority voting for the election of directors. Under the revised bylaws, a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions and “broker non-votes” not counted as votes cast either for or against such nominee’s election); provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders at which (i) the number of nominees for the board exceeds the number of open board seats; (ii) one or more nominees has been nominated pursuant to the advance notice requirements for stockholder nominees set forth in the bylaws or pursuant to the provisions of any future law, rule or regulation that require the Corporation to allow stockholder nominations in a manner other than that provided in the bylaws; and (iii) any such nomination has not been withdrawn on or before the tenth day before the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Amended and Restated Bylaws, as adopted and effective on February 9, 2012, a copy of which is filed herewith as Exhibit 3.2 and incorporated in this Item 5.03 by reference.

Item 8.01. Other Events

On February 13, 2012, Exponent announced that its Board of Directors authorized up to an additional $35 million for the repurchase of Exponent’s common stock. Exponent may pursue such repurchases from time to time in the open market or privately negotiated transactions in compliance with Securities and Exchange Commission’s Rule 10b-18. A copy of the press release announcing the repurchase authorization is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.2	Amended and Restated Bylaws of the Company, as amended and restated on February 9, 2012

99.1	Press release dated February 13, 2012, announcing the repurchase authorization

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2012

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Richard L. Schlenker
Chief Financial Officer

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Exhibit Index

Exhibit 3.2	Amended and Restated Bylaws of the Company, as amended and restated on February 9, 2012
Exhibit 99.1	Press release announcing the repurchase authorization

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